Prospectus Supplement
John Hancock Funds II
Small Cap Dynamic Growth Fund (the fund)
Supplement dated March 27, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
Effective April 1, 2025, the “Annual fund operating expenses” table and the “Expense example” table are amended and restated as follows:
Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A	C	I	R6
Management fee	0.85 [1]	0.85 [1]	0.85 [1]	0.85 [1]
Distribution and service (Rule 12b-1) fees	0.25	1.00	0.00	0.00
Other expenses	0.24 [1]	0.24 [1]	0.24 [1]	0.13 [1]
Acquired fund fees and expenses	0.01 [2]	0.01 [2]	0.01 [2]	0.01 [2]
Total annual fund operating expenses	1.35 [3]	2.10 [3]	1.10 [3]	0.99 [3]
Contractual expense reimbursement	-0.15 [4]	-0.15 [4]	-0.15 [4]	-0.15 [4]
Total annual fund operating expenses after expense reimbursements	1.20	1.95	0.95	0.84
1
Management Fees and Other Expenses have been restated to reflect updated asset levels. In addition, the advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.82% of average daily net assets. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. This agreement expires on December 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
2
“Acquired fund fees and expenses” are based on indirect net expenses associated with the fund’s investments in underlying investment companies.
3
The “Total annual fund operating expenses” shown may not correlate to the fund’s ratios of expenses to average daily net assets shown in the “Financial highlights” section of the fund’s prospectus, which does not include “Acquired fund fees and expenses.”
4
The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2026, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Shares Sold				Shares Not Sold
Expenses ($)	A	C	I	R6	C
1 year	616	298	97	86	198
3 years	892	643	335	300	643
5 years	1,189	1,115	592	532	1,115
10 years	2,030	2,228	1,327	1,199	2,228
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.